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                            SUPPLEMENT TO PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION
                   OF WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
                    SEPARATE ACCOUNT 1 AND SEPARATE ACCOUNT 2
               IN CONNECTION WITH THE GROWTH AND INCOME PORTFOLIO
                          OF SELECT ADVISORS PORTFOLIOS

                   THIS SUPPLEMENT IS DATED SEPTEMBER 19, 1997.

         The Prospectuses and Statements of Additional Information of Western-Southern Life Assurance Company Separate Account 1 and Separate Account 2, each dated May 1, 1997, are hereby amended and supplemented as follows:

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NEW PORTFOLIO ADVISOR

         On August 15, 1997, the Board of Trustees of the SA Trust approved the appointment of Scudder, Stevens & Clark, Inc. ("Scudder") as the Portfolio Advisor to the Growth and Income Portfolio (the "Portfolio") effective September 1, 1997. On September 18, 1997, the shareholders of the Portfolio approved a Portfolio Advisory Agreement with Scudder. Under the Portfolio Advisory Agreement, the Portfolio's Advisor will pay Scudder a fee equal at an annual rate to 0.50% of the first $150 million of the Portfolio's average net assets and 0.45% of the Portfolio's average net assets in excess of $150 million.


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         Robert T. Hoffman, Lori Ensinger, Deborah Chaplin, Benjamin W.
Thorndike, and Kathleen T. Millard are the individuals primarily responsible for the day-to-day management of the Growth & Income Portfolio. Mr. Hoffman, Lead Product Manager, joined Scudder in 1990. He has 13 years of experience in the investment industry, including several years of pension fund management experience.

         Lori Ensinger, Lead Portfolio Manager focuses on stock selection and investment strategy. She has worked as a portfolio manager since 1983, and joined Scudder in 1993.

         Deborah Chaplin, Portfolio Manager, also focuses on stock selection and investment strategy. Ms. Chaplin, who joined Scudder in 1996, has over four years of experience as a securities analyst and portfolio manager. Prior to joining Scudder, Ms. Chaplin was a research fellow in the Faculty of Letters at Kyoto University, Japan.

         Benjamin W. Thorndike, Portfolio Manager, is the Growth & Income Portfolio's chief analyst and strategist for convertible securities. Mr. Thorndike, who has 18 years of investment experience, joined Scudder in 1983.

         Kathleen T. Millard, Portfolio Manager, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Ms. Millard, who joined Scudder in 1991, focuses on strategy and stock selection.


         All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce, and Edmond
D. Villani in their capacity as the representatives of the beneficial owners of such securities. Scudder has been registered as an investment advisor under the Advisors Act since 1943. As of July 31,1997, Scudder had assets under management in excess of $125 billion. Scudder's principal executive offices are located at 345 Park Avenue, New York, New York.

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ACQUISITION OF SCUDDER

         On June 26, 1997, Scudder entered into a Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich"). Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." The headquarters of Scudder Kemper will be in New York. Edmond
D. Villani, Scudder's CEO, will continue as CEO of Scudder Kemper and will become a member of Zurich's Corporate Executive Board.

         As required by the 1940 Act, the Portfolio Advisory Agreement with Scudder will terminate upon consummation of the Transactions. At a meeting held on August 15, 1997, the Board of Trustees of the SA approved the selection of Scudder Kemper as portfolio advisor to the Portfolio subsequent to the Transactions and approved a new Portfolio Advisory Agreement. At a meeting of shareholders held on September 18, 1997, the shareholders of the Portfolio also approved the new Portfolio Advisory Agreement with Scudder Kemper. The new Portfolio Advisory Agreement will become effective upon the consummation of the Transactions. The new Portfolio Advisory Agreement with Scudder Kemper will not change any of the terms of the Portfolio Advisory Agreement with Scudder that will then be in effect, except for the effective date and the change to Scudder's name.

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INFORMATION ABOUT TRANSACTIONS AND SCUDDER KEMPER

         Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper to a compensation pool for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder shareholders will have a 29.6% fully diluted equity interest in Scudder Kemper and Zurich will have a 69.5% fully diluted interest in Scudder Kemper.

         The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the impact to revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of revenue run rates as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

         The names, addresses and principal occupations of the initial directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345 Park Avenue, New York, New York, Managing Director of Scudder; Cornelia M. Small, 345 Park Avenue, New York, New York, Managing Director of Scudder; and Edmond D. Villani, 345 Park Avenue, New York, New York, President and Chief Executive Officer of Scudder; Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich. The initial Executive Committee members will be Messrs. Birdsong and Villani (Chairman) and Messrs. Cheng and Rohrbasser.

         The Transactions are subject to a number of conditions, including approval by Scudder shareholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and shareholder approvals from registered funds representing 90% of assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result in an injunction or invalidation of the Transactions; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

         Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.


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AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

         In connection with the assumption by Scudder of the role of Portfolio Advisor to the Portfolio, the Board of Trustees of the SA Trust, at a meeting held on August 15, 1997, approved an amendment (the "Amendment") to the investment advisory agreement (the "Investment Advisory Agreement"), dated September 9, 1994, between the SA Trust, on behalf of the Portfolio, and the Advisor. On September 18, 1997, the shareholders of the Portfolio also approved the Amendment. The Amendment increased the fee paid by the SA Trust, on behalf of the Portfolio, to the Advisor. The Amendment increased the fee on the first $150 million of average daily net assets of the Portfolio, on an annual basis, from 0.75% of such average daily net assets of the Portfolio, to 0.80% of such average daily net assets of the Portfolio. The fee on average daily net assets of the Portfolio in excess of $150 million remains 0.75% of such assets. The Amendment does not change the Investment Advisory Agreement in any other respect.


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INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         In connection with the assumption by Scudder of the role of Portfolio Advisor to the Portfolio, the Board of Trustees of the SA Trust, at a meeting held on August 15, 1997, approved certain changes and additions to the investment objectives, policies and restrictions of the Portfolio. The text that follows replaces or adds to the corresponding text in the Prospectus or Statement of Additional Information. Unless otherwise specified, the following changes will become effective on October 1, 1997.

AMENDMENT TO INVESTMENT OBJECTIVES AND POLICIES

PROSPECTUS, PART II - "INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS -- GROWTH & INCOME PORTFOLIO"

         The investment objective of the Portfolio is long term capital appreciation and dividend income by investing primarily in a diversified portfolio of dividend-paying common stocks, preferred stock and securities convertible into common stocks. The Fund may also purchase such securities which do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Portfolio may also invest in non-convertible preferred stocks consistent with the Portfolio's objective. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in common stocks and at least 65% of the Portfolio's total assets will be invested in common stocks that, at the time of investment, will be expected to pay regular dividends.

         The Portfolio will generally invest a majority of its assets in common stocks of issuers with total market capitalization of $1 billion or greater at the time of purchase, but may invest in securities of companies having various levels of market capitalization, including smaller companies whose securities

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may be more volatile and less liquid than securities issued by larger companies with higher levels of net worth. Investments will be in companies in various industries.

         The Portfolio may also invest up to 20% of its total assets in foreign securities, including securities of foreign issuers in the form of ADRs. The Portfolio may not invest more than 5% of its total assets in the securities of companies based in an emerging market. See "Risk Factors, Restrictions and Certain Investment Techniques -- Foreign Securities" and "--Risks Associated with `Emerging Markets' Securities."

         The Portfolio may invest under normal circumstances up to 20% of its total assets in preferred stocks, convertible preferred stock, bonds, convertible debentures and other fixed-income instruments (the "Fixed Income Instruments"). Within this 20% limitation, the Portfolio may invest in any combination of Fixed Income Instruments subject to the following additional limitations: (1) the Portfolio may invest up to 20% of its total assets in convertible preferred stock and convertible debentures rated at least Ba by Moody's or BB by S&P, (2) the Portfolio may invest up to 20% of its total assets in non-convertible fixed income instruments rated at least Baa by Moody's or BBB by S&P and (3) the Portfolio may invest up to 5% of its total assets in non-convertible debt rated below Baa by Moody's or BBB by S&P. See "Risk Factors, Restrictions and Certain Investment Techniques -- Convertible Securities" and "--Medium and Lower Rated (`Junk Bonds') and Unrated Debt Securities."

         The Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"), which pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. See "Risk Factors, Restrictions and Certain Investment Techniques -- Real Estate Investment Trusts."

         The Portfolio may also invest up to 5% of its total assets in Standard & Poor's Depositary Receipts ("SPDRs") in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. SPDRs represent ownership in a unit investment trust that holds a portfolio of stocks designed to track the performance of the S&P 500 Index. SPDRs are traded on the American Stock Exchange. See "Risk Factors, Restrictions and Certain Investment Techniques -- Standard & Poor's Depositary Receipts."

ADDITIONAL DISCLOSURE ABOUT CONVERTIBLE SECURITIES, REITS AND SPDRS AND ASSOCIATED RISK FACTORS

PROSPECTUS, PART II - "RISK FACTORS, RESTRICTIONS AND CERTAIN INVESTMENT TECHNIQUES"

         Convertible Securities. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.

         While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

         Real Estate Investment Trusts. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by

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selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

         Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

         Standard & Poor's Depositary Receipts ("SPDRs"). The Growth & Income Portfolio may invest in SPDRs. SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. There can be no assurance that this can be accomplished as it may not be possible for the Portfolio to replicate and maintain exactly the composition and relative weightings of the S&P 500 Index securities. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment.

REVISIONS TO INVESTMENT RESTRICTION FOR GROWTH & INCOME PORTFOLIO

STATEMENT OF ADDITIONAL INFORMATION - "INVESTMENT OBJECTIVES, TECHNIQUES, POLICIES AND RESTRICTIONS -- INVESTMENT RESTRICTIONS"

         As of September 18, 1997, investment restriction number 4 relating to investments in real estate no longer applies with respect to the Portfolio. The following two investment restrictions replace investment restriction number 4 only with respect to the Portfolio:

         "As a matter of fundamental policy, the Growth & Income Portfolio may not:

         4a) purchase or sell real estate except that (a) the Portfolio may invest in (i) securities of entities that invest or deal in real estate, mortgages, or interests therein and (ii) securities secured by real estate or interests therein and (b) the Portfolio may hold and sell real estate acquired as a result of the Portfolio's ownership of securities;

         4b) purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business.


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